Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS First QUARTER 2022 RESULTS

•	Revenue increases 30% compared to Q1 2021 and 6% compared to Q4 2021
•	Gross Margin expands to 66.9% / 67.7% for Q1 2022 on a GAAP / Non-GAAP basis, compared to 61.0% / 61.7%, respectively, for Q1 2021
•	Net Income improves to $0.26 / $0.37 per diluted share for Q1 2022 on a GAAP / Non-GAAP basis, compared to $0.13 / $0.22, respectively, for Q1 2021

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

HILLSBORO, OR - May 3, 2022 - Lattice Semiconductor Corporation (NASDAQ: LSCC), the low power programmable leader, announced financial results today for the fiscal first quarter ended April 2, 2022.

Jim Anderson, president and CEO, said, "We drove 30% year-over-year revenue growth in Q1 2022, with a year-over-year increase in net income of 92% on a GAAP basis and 72% on a non-GAAP basis. Lattice’s strong revenue and profit growth are driven by our strategic focus and expansion in secular growth markets, our rapidly expanding product portfolio, and our relentless focus on execution."

Sherri Luther, CFO, said, "In Q1 2022, we achieved record operating profit of 25.1% on a GAAP basis and 36.3% on a non-GAAP basis with continued gross margin expansion of 590 basis points on a GAAP basis and 600 basis points on a non-GAAP basis compared to Q1 2021. We continued to focus on cash generation, achieving a 47% increase in operating cash flow in Q1 2022 compared to Q1 2021, while executing our sixth consecutive quarter of share buybacks."

Selected First Quarter 2022 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q1 2022	Q4 2021	Q1 2021	Q/Q	Y/Y
Revenue	$150,515	$141,795	$115,716	6.1%	30.1%
Gross Margin %	66.9%	64.2%	61.0%	270 bps	590 bps
R&D Expense %	21.6%	21.3%	20.8%	30 bps	80 bps
SG&A Expense %	19.1%	20.2%	21.7%	(110) bps	(260) bps
Operating Expense	$63,004	$61,244	$49,937	2.9%	26.2%
Operating Income	$37,763	$29,836	$20,649	26.6%	82.9%
Net Income	$36,078	$28,532	$18,813	26.4%	91.8%
Net Income per Share - Basic	$0.26	$0.21	$0.14	$0.05	$ 0.12
Net Income per Share - Diluted	$0.26	$0.20	$0.13	$0.06	$ 0.13

	Non-GAAP* Financial Results (unaudited)
	Q1 2022	Q4 2021	Q1 2021	Q/Q	Y/Y
Revenue	$150,515	$141,795	$115,716	6.1%	30.1%
Gross Margin %	67.7%	65.1%	61.7%	260 bps	600 bps
R&D Expense %	18.2%	18.0%	18.3%	20 bps	(10) bps
SG&A Expense %	13.2%	13.9%	15.4%	(70) bps	(220) bps
Operating Expense	$47,243	$45,752	$38,940	3.3%	21.3%
Operating Income	$54,645	$46,609	$32,419	17.2%	68.6%
Net Income	$52,696	$45,345	$30,693	16.2%	71.7%
Net Income per Share - Basic	$0.38	$0.33	$0.23	$ 0.05	$ 0.15
Net Income per Share - Diluted	$0.37	$0.32	$0.22	$ 0.05	$ 0.15

First Quarter 2022 Highlights

•	Revenue Growth: Fifth consecutive quarter of double-digit growth year-over-year, with revenue increasing 30% in Q1 2022 compared to Q1 2021 and 6% compared to Q4 2021.
•	Profit Expansion: Gross margin expanded 590 basis points on a GAAP basis and 600 basis points on a non-GAAP basis compared to Q1 2021, with net income per diluted share increasing 100% on a GAAP basis and 68% on a non-GAAP basis compared to Q1 2021.
•	Lattice CertusPro™-NX Begins Shipping: Lattice CertusPro-NX, a new advanced general-purpose FPGA family and the fourth device family in the Nexus platform, began production shipments to customers in Q1 2022. Lattice CertusPro-NX, delivers best-in-class system bandwidth, industry-leading power efficiency, and support for a wide range of markets and applications.
•	Expanded Lattice mVision™ Solution Stack Capabilities: Based on the popular Lattice Nexus™ platform, the latest Lattice mVision™ Solution Stack enhancements help accelerate the development of low power embedded vision applications, including Machine Vision, Robotics, ADAS and Video Surveillance.
•	Lattice Wins Back-to-Back Cyber Security Awards: For the second year in a row, Lattice was named a Cyber Security Global Excellence Awards® winner, with the Lattice SupplyGuard™ service and Lattice Sentry™ solution stack both winning in the Cyber Security Solution & Service category.

Business Outlook - Second Quarter of 2022:

•	Revenue for the second quarter of 2022 is expected to be between $153 million and $163 million.
•	Gross margin percentage for the second quarter of 2022 is expected to be 68% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the second quarter of 2022 are expected to be between $48 million and $50 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the second quarter of 2022, certain items that affect GAAP measurement of financial measures are out of the Company’s control and/or cannot be reasonably predicted. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for guidance or a corresponding reconciliation to GAAP for the quarter. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included below, following the GAAP financial information.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal first quarter 2022, and business outlook on Tuesday, May 3 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-888-684-5603 or 1-918-398-4852 with conference identification number 2493099. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our strong growth; our ability to continue to execute on our long-term strategy and financial model; and the statements under the heading “Business Outlook - Second Quarter of 2022.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue are inherently uncertain due to such factors such as global economic conditions which may affect customer demand, pricing pressures, competitive actions, and international trade disputes and sanctions. In addition, the COVID-19 pandemic continues to impact the overall economy and, as a result of the foregoing, may negatively impact our operating results for future periods. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in Item 1A in Lattice’s most recent Annual Report on Form 10-K and as may be supplemented from time-to-time in Lattice’s other filings with the Securities and Exchange Commission, all of which are expressly incorporated herein by reference.

Further economic and market disruptions from COVID-19 and demand changes in secular growth markets may increase or change the severity of our other risks reported in Item 1A in Lattice’s most recent Annual Report on Form 10-K. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for Lattice’s management to predict all risk factors. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related tax effects, amortization of acquired intangible assets, restructuring plans and other charges, and the estimated tax effect of these items. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data.

These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	April 2,	January 1,	April 3,
	2022	2022	2021
Revenue	$150,515	$141,795	$115,716
Cost of sales	49,748	50,715	45,130
Gross margin	100,767	91,080	70,586
Operating expenses:
Research and development	32,555	30,229	24,066
Selling, general, and administrative	28,771	28,646	25,092
Amortization of acquired intangible assets	1,169	804	603
Restructuring	54	394	176
Acquisition related charges	455	1,171	—
Total operating expenses	63,004	61,244	49,937
Income from operations	37,763	29,836	20,649
Interest expense	(708)	(657)	(718)
Other (expense) income, net	(22)	(68)	(162)
Income before income taxes	37,033	29,111	19,769
Income tax expense (benefit)	955	579	956
Net income	$36,078	$28,532	$18,813

Net income per share:
Basic	$0.26	$0.21	$0.14
Diluted	$0.26	$0.20	$0.13

Shares used in per share calculations:
Basic	137,500	137,048	136,401
Diluted	141,281	141,587	141,674

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	April 2,	January 1,
	2022	2022
Assets
Current assets:
Cash and cash equivalents	$122,989	$131,570
Accounts receivable, net	83,055	79,859
Inventories, net	71,773	67,594
Other current assets	21,368	22,328
Total current assets	299,185	301,351

Property and equipment, net	39,626	38,094
Operating lease right-of-use assets	22,378	23,818
Intangible assets, net	28,350	29,782
Goodwill	315,358	315,358
Other long-term assets	16,029	18,091
	$720,926	$726,494

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$38,491	$34,597
Accrued expenses	27,062	26,444
Accrued payroll obligations	16,328	27,967
Current portion of long-term debt	17,182	17,173
Total current liabilities	99,063	106,181

Long-term debt, net of current portion	136,461	140,760
Long-term operating lease liabilities, net of current portion	17,735	19,248
Other long-term liabilities	46,112	48,672
Total liabilities	299,371	314,861

Stockholders' equity	421,555	411,633
	$720,926	$726,494

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended
	April 2,	April 3,
	2022	2021
Cash flows from operating activities:
Net income	$36,078	$18,813
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	14,125	10,454
Depreciation and amortization	7,179	5,901
Other non-cash adjustments	1,740	1,679
Net changes in assets and liabilities	(15,917)	(7,476)
Net cash provided by (used in) operating activities	43,205	29,371
Cash flows from investing activities:
Capital expenditures	(4,426)	(1,270)
Other investing activities	(2,704)	(3,056)
Net cash provided by (used in) investing activities	(7,130)	(4,326)
Cash flows from financing activities:
Repayment of long-term debt	(4,375)	—
Repurchase of common stock	(15,000)	(15,002)
Net cash flows related to stock compensation exercises	(25,028)	(6,870)
Net cash provided by (used in) financing activities	(44,403)	(21,872)
Effect of exchange rate change on cash	(253)	(237)
Net increase (decrease) in cash and cash equivalents	(8,581)	2,936
Beginning cash and cash equivalents	131,570	182,332
Ending cash and cash equivalents	$122,989	$185,268

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$552	$592
Income taxes paid, net of refunds	$761	$675

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	April 2,	January 1,	April 3,
	2022	2022	2021
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	50	51	56
Inventory Days (DIO)	132	122	120

Revenue% (by Geography)
Asia	72%	71%	76%
Americas	15%	19%	14%
Europe (incl. Africa)	13%	10%	10%

Revenue% (by End Market)
Communications and Computing	42%	43%	43%
Industrial and Automotive	46%	42%	43%
Consumer	10%	9%	10%
Licensing and Services	2%	6%	4%

Revenue% (by Channel)
Distribution	90%	86%	85%
Direct	10%	14%	15%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	April 2,	January 1,	April 3,
	2022	2022	2021
Gross Margin Reconciliation
GAAP Gross margin	$100,767	$91,080	$70,586
Stock-based compensation - gross margin (1)	1,121	1,281	773
Non-GAAP Gross margin	$101,888	$92,361	$71,359

Gross Margin % Reconciliation
GAAP Gross margin %	66.9%	64.2%	61.0%
Cumulative effect of non-GAAP Gross Margin adjustments	0.8%	0.9%	0.7%
Non-GAAP Gross margin %	67.7%	65.1%	61.7%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	21.6%	21.3%	20.8%
Stock-based compensation - R&D (1)	(3.4)%	(3.3)%	(2.5)%
Non-GAAP R&D Expense %	18.2%	18.0%	18.3%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	19.1%	20.2%	21.7%
Stock-based compensation - SG&A (1)	(5.9)%	(6.3)%	(6.3)%
Non-GAAP SG&A Expense %	13.2%	13.9%	15.4%

Operating Expenses Reconciliation
GAAP Operating expenses	$63,004	$61,244	$49,937
Stock-based compensation - operations (1)	(14,083)	(13,658)	(10,218)
Amortization of acquired intangible assets	(1,169)	(804)	(603)
Restructuring and other charges (2)	(509)	(1,030)	(176)
Non-GAAP Operating expenses	$47,243	$45,752	$38,940

Income from Operations Reconciliation
GAAP Income from operations	$37,763	$29,836	$20,649
Stock-based compensation - gross margin (1)	1,121	1,281	773
Stock-based compensation - operations (1)	14,083	13,658	10,218
Amortization of acquired intangible assets	1,169	804	603
Restructuring and other charges (2)	509	1,030	176
Non-GAAP Income from operations	$54,645	$46,609	$32,419

Income from Operations % Reconciliation
GAAP Income from operations %	25.1%	21.0%	17.8%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	11.2%	11.9%	10.2%
Non-GAAP Income from operations %	36.3%	32.9%	28.0%

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.
(2)	Other charges includes Acquisition related charges in the three months ended January 1, 2022 of $1.2 million.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	April 2,	January 1,	April 3,
	2022	2022	2021
Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$955	$579	$956
Estimated tax effect of non-GAAP adjustments (3)	264	(40)	(110)
Non-GAAP Income tax expense (benefit)	$1,219	$539	$846

Net Income Reconciliation
GAAP Net income	$36,078	$28,532	$18,813
Stock-based compensation - gross margin (1)	1,121	1,281	773
Stock-based compensation - operations (1)	14,083	13,658	10,218
Amortization of acquired intangible assets	1,169	804	603
Restructuring and other charges (2)	509	1,030	176
Estimated tax effect of non-GAAP adjustments (3)	(264)	40	110
Non-GAAP Net income	$52,696	$45,345	$30,693

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.26	$0.21	$0.14
Cumulative effect of Non-GAAP adjustments	0.12	0.12	0.09
Non-GAAP Net income per share - basic	$0.38	$0.33	$0.23

GAAP Net income per share - diluted	$0.26	$0.20	$0.13
Cumulative effect of Non-GAAP adjustments	0.11	0.12	0.09
Non-GAAP Net income per share - diluted	$0.37	$0.32	$0.22

Shares used in per share calculations:
Basic	137,500	137,048	136,401
Diluted	141,281	141,587	141,674

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.
(2)	Other charges includes Acquisition related charges in the three months ended January 1, 2022 of $1.2 million.
(3)	We calculate non-GAAP tax expense by applying our tax provision model to year-to-date and projected income after adjusting for non-GAAP items. The difference between calculated values for GAAP and non-GAAP tax expense has been included as the “Estimated tax effect of non-GAAP adjustments.”